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                                   Exhibit 23

                         Consent of Independent Auditors

         We consent to the incorporation by reference in the Registration Statements on

           (i)    Form S-3 No. 333-91797
           (ii)   Form S-8 No. 333-81061
           (iii)  Form S-8 No. 333-71619
           (iv)   Form S-8 No. 333-71621
           (v)    Form S-3 No. 333-75839

of our report dated April 12, 2002, with respect to the consolidated financial statements of U.S. Vision, Inc., included in the Annual Report (Form 10-K) for the year ended January 31, 2002.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 29, 2002